Commitments and contingencies	6 Months Ended
Jun. 30, 2026
Capital commitments [abstract]
Commitments and contingencies	Commitments and contingencies
13.1.    Publishing and license agreements
DoubleU Games
We entered into the DoubleU Games License Agreement on March 7, 2018 with DoubleU Games through DDI-US, pursuant to which DoubleU Games grants us, an exclusive license to develop and distribute certain DoubleU Games social casino game titles and sequels thereto in the social online game field of use. We are obligated to pay a royalty license fee to DoubleU Games in connection with these rights, with certain customary terms and conditions. As of June 30, 2026, we licensed from DUG approximately 77 game titles under the terms of this agreement.
In October 2023, we, through DDI-US, entered into a Game Development Services Agreement with DoubleU Games pursuant to which DDI-US will pay service fees to DoubleU Games for certain game maintenance services and product planning and user analysis services provided by DoubleU Games.
In October 2024, we, through DDI-US, entered into a Game Development Agreement with DoubleU Games, pursuant to which DoubleU Games would develop certain social casino game software and titles for us in exchange for development fees.
We, through SuprPlay Limited, also entered into a new game license agreement with DoubleU Games with effect from August 20, 2024. We are obligated to pay a royalty license fee to DoubleU Games in connection with these rights, with certain customary terms and conditions.
International Gaming Technologies (“IGT”)
In 2017, we entered into a Game Development, Distribution, and Services Agreement with IGT. Under the terms of the agreement, IGT will deliver game assets so that we can port (a process of converting the assets into functioning slot games by platform) the technology for inclusion in our gaming apps. The agreement includes game assets that are used to create new games. Under the agreement, we paid IGT an initial royalty rate of 10% of revenue for their proprietary assets and 15% of revenue for third-party game asset types. Effective January 1, 2019, we amended the agreement to revise the royalty rate for proprietary game asset types to 7.5% of revenue. The initial term of the agreement is ten (10) years with up to two additional five-year periods. Costs incurred in connection with this agreement for the six months ended June 30, 2026 and 2025 totaled $1.4 million and $1.6 million, respectively, and are recognized as a component of cost of revenue.
13.2.    Legal contingencies
As of the date of this report, in the United States, the Company is a defendant or involved as an interested party in several pending lawsuits and arbitrations alleging that its social casino-themed games constitute illegal gambling under applicable state laws and seeking to recover amounts paid by the residents of the applicable state in connection with such games. The Company denies the allegations, and contends that its games are not gambling under the applicable law and that the cases suffer from various procedural defects. At this time, the Company is unable to reasonably predict the outcome of these legal proceedings and cannot estimate what impact, if any, the litigation may have on the Company’s condensed consolidated interim financial statements.
13.3.    Directors and Officers’ indemnification agreement
The Company’s maximum aggregate liability for all loss and expenses on account of any and all requests for indemnity under the Indemnification Agreement or any similar indemnity agreement with any other indemnitee will be $5,000,000 per every 12-month period.
13.4.    Other matters
IGT Letter
In March 2025, DDI-US received a letter from IGT (“IGT Letter”) purporting to terminate the Company’s licenses to develop and distribute IGT social casino game titles throughout the United States. The IGT Letter cited the January 2025 public memo issued by the Washington State Gambling Commission (“WSGC”), where the WSGC encouraged companies offering virtual casino-style games to Washington residents to review their games and ensure compliance with state gambling regulations. The Company responded to the IGT Letter in April 2025, disputing the termination, and has not received any subsequent response from IGT to date. While the outcome of this matter is currently uncertain, the Company believes that IGT has no basis to terminate the licenses and that the Company’s distribution of the licensed games is not prohibited under Washington State law.
SuprNation Performance Based Compensation
Contemporaneously with entering into the definitive agreement, the Company also adopted an eighteen-month performance-based incentive plan for certain key employees of SuprNation, under which the key employees may earn up to a total of $6.5 million in addition to $5.5 million held in escrow, which vest over the eighteen-month period. The performance-based incentive plan is contingent upon the achievement of certain revenue and other performance targets by the acquired business and the continued employment of such key employees between 2023 and 2025. Such plan became effective at the closing of the transaction. In August 2024, $4.2 million of the incentive plan was modified to be contingent solely upon continued employment. All of the compensation under the plan has been paid as of March 2026.
Unsolicited Non-Binding Expression of Interest from Controlling Shareholder
On April 29, 2026, the Company received a non-binding expression of interest from DoubleU Games Co. Ltd., its controlling shareholder, to acquire all outstanding common shares (including American Depositary Shares) not already owned by DoubleU Games for $11.25 per ADS in cash. The special committee of independent directors, together with its independent legal and financial advisors, continues to evaluate the proposal. Any potential transaction remains subject to applicable regulatory approvals, governmental and other required approvals, and the outcome of negotiations between the parties. Accordingly, the structure and terms of any such transaction may change, or no definitive transaction may ultimately be completed.